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                                                                    Exhibit 10.2
                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of January 14, 1999, between NEXTLINK Communications, Inc., a Delaware corporation (the "Company"), and the persons and entities that have executed and delivered the Consent and Indemnity Agreement of Stockholders in the form attached to the Merger Agreement (as defined) (the "Holders") by and through the execution of this Agreement by Thomas H. Jones (the "Stockholders' Representative") as their attorney-in-fact.

     This Agreement is made in connection with the Agreement and Plan of Merger, dated the date hereof (the "Merger Agreement") among the Company, PCO Acquisition Corp., a Delaware corporation wholly owned by the Company, and WNP Communications, Inc., a Delaware corporation ("WNP"), pursuant to which the Holders may acquire Class A Common Stock of the Company. The execution of and delivery of this Agreement is a condition precedent to the issuance of the Company's Class A Common Stock pursuant to the Merger Agreement.

     Capitalized terms used herein without definition are used as defined in the Merger Agreement.

     The parties hereby agree as follows:

1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

         (a) "AFFILIATE OF THE COMPANY" means any officer, director, or holder of 10% or more of any class of security issued by the Company, other than a Holder.

         (b) "BUSINESS DAY" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the State of New York are open for business.

         (c) "COMMISSION" means the Securities and Exchange Commission.

         (d) "COMMON STOCK" means the Class A Common Stock, par value $.02 per share, of the Company, as constituted on the date hereof, any shares into which such Common Stock shall have been changed, or any shares resulting from any reclassification of such Common Stock.

         (e) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         (f) "HOLDERS" means the Holders referred to in the Preamble, any person holding Registrable Securities as a result of a distribution of such securities by a Holder to its


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         equity owners, and any other person holding Registrable Securities to whom these registration rights have been assigned pursuant to
         Section 9(f) of this Agreement.

         (g) "PERSON" shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

         (h) "REGISTRABLE SECURITIES" means (i) the Common Stock held by any Holder; (ii) any Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, the Common Stock held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above. A security shall cease to be a Registrable Security when
         (A) such security has been disposed of by a Holder pursuant to and in the manner described in an effective registration statement under the Securities Act or (B) such security has been sold or distributed by a Holder pursuant to Rule 144 or 145 under the Securities Act.

         (i) "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of one counsel for all or a majority of the Holders, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; PROVIDED, HOWEVER, that Registration Expenses shall not include underwriting discounts and commissions.

         (j) "REQUISITE HOLDERS" means Holders holding Registrable Securities having a fair market value at the time of no less than $30,000,000.

         (k) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

2.       REGISTRATION.

         (a) RESALE AT CLOSING. The Company will use reasonable best efforts to have shares of Common Stock issued to the Holders at the Closing having an aggregate market value of approximately $175 million registered under the Securities Act for resale by the Holders in an underwritten offering (the "Initial Offering") pursuant to a registration statement (the "Initial Registration Statement") that has been declared effective by the Commission within 30 days following the Closing, which registration statement shall be kept effective by the Company until the earlier of such time as the Initial Offering is completed or the expiration of 60 days following the effectiveness of the Initial


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         Registration Statement. Each Holder shall be entitled to sell its PRO
         RATA share of the shares of Common Stock it receives in the Merger in the Initial Offering; PROVIDED, HOWEVER, that any Holder not wishing to sell some or all of its PRO RATA portion of shares may elect not to participate in the Initial Offering or may elect to sell in such offering less than its PRO RATA portion of shares by written notice delivered to the Company at least two business days prior to the Closing, in which case the aggregate number of shares permitted to be sold by all other participating Holders will be increased PRO RATA by the number of shares that would otherwise have been allotted to non-participating or partially participating Holders. Each Holder acknowledges and agrees that the Company may elect to include additional shares of Common Stock having an aggregate market value of approximately $165 million ($115 million for the Company's account and $50 million for the account of a third party) in the Initial Registration Statement and the Initial Offering, and may be required to include additional shares pursuant to registration rights agreements heretofore furnished to WNP. All shares offered in the Initial Offering shall be subject to the provisions of subdivision (g) below.

         (b) DEMAND REGISTRATION. At any time and from time to time after 180 days following the commencement of the Initial Offering, upon written request by the Requisite Holders that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "Demand Request"), the Company will use reasonable best efforts to register the Registrable Securities which the Company has been so requested to register by the Holders under the Securities Act for resale by the Holders in an underwritten offering (a "Subsequent Offering") pursuant to a registration statement (the "Subsequent Registration Statement") that has been declared effective by the Commission, which registration statement shall be kept effective by the Company until the earlier of such time as the Subsequent Offering is completed or the expiration of 60 days following the effectiveness of the Subsequent Registration Statement. The Company will use reasonable best efforts to have each Subsequent Registration Statement declared effective by the Commission within ninety (90) days after receipt of such request or within sixty (60) days after receipt of such request if the Company is qualified to file a registration statement on Commission Form S-3, S-2 or any successor or similar short-form registration statement (collectively, "Commission Form S-3"). Subject to subdivision
         (g), the Company may include in such Subsequent Registration Statement and Subsequent Offering other securities of the Company for sale, for the Company's account or for the account of any other person. Upon receipt of a Demand Request, the Company shall promptly give written notice of such request to all Holders, and all Holders shall be afforded the opportunity to participate in such request as follows: subject to subdivision (g), the Company will include in each Subsequent Registration Statement and Subsequent Offering such number of Registrable Securities of any Holder joining in such request as are specified in a written request by the Holder received by the Company within 20 days after receipt of such written notice from the Company.

         (c) INCIDENTAL REGISTRATION. For so long as Registrable Securities are outstanding, if the Company for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or


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         other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) the issuance of securities in a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of Registrable Securities of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty
         (20) days after the receipt of such notice, the Company will cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act and subdivision (g) (an "Incidental Registration").

         (d) REGISTRATION STATEMENT FORM. The Company shall, if permitted by law, effect any registration requested under Section 2 by the filing of a registration statement on Commission Form S-3.

         (e) EXPENSES. The Company shall pay all Registration Expenses incurred in connection with the Initial Registration Statement, any Subsequent Registration Statement and any Incidental Registration Statement. Those Holders of Registrable Securities participating in the Initial Offering, any Subsequent Offering and any Incidental Registration shall bear their respective PRO RATA share of any applicable underwriting discounts and commissions; such participating Holders agree that the proceeds received by them upon consummation of any such offering shall be net of any and all such discounts and commissions.

         (f) EFFECTIVE REGISTRATION STATEMENT. Neither the Initial Registration Statement, a Subsequent Registration Statement, nor an Incidental Registration requested pursuant to this Section 2 shall be deemed to have been effected until it has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if: (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder; or (ii) the conditions to consummation of the Initial Offering or any Subsequent Offering contained in the underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

         (G) PRIORITY IN UNDERWRITTEN REGISTRATIONS. If a registration is an underwritten registration and the managing underwriters shall give written advice to the Company and the Persons requesting such registration that, in their opinion, market conditions dictate that no more than a specified maximum number of securities could successfully be included in such registration, then the maximum number of securities included in such registration statement shall be limited to such specified number, and the rights of the


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         Holders to participate in such registration shall be subject to the following cutback provisions:

                  (i) In the case of the Initial Offering, the securities sought to be included in such offering by the Holders shall be excluded on a PRO RATA basis with the securities sought to be included in the Initial Offering by the Company and all other Persons seeking inclusion of securities in such offering (including pursuant to so-called piggyback registration rights), based upon the Holder's, the Company's and the other Persons' relative number of securities sought to be so included until the aggregate market value of the securities sought to be included in such offering by the Holders has been reduced to approximately $125 million, after which any additional securities required to be excluded from such offering in order to comply with the advice of the managing underwriter shall be securities that were to have been offered for the Company's account until the offering includes no such securities, after which the securities sought to be included in such offering by the Holders shall be excluded on a PRO rata basis with the securities sought to be included in the Initial Offering by all other Persons seeking inclusion of securities in such offering (including pursuant to so-called piggyback registration rights), based upon the Holder's and the other Persons' relative number of securities sought to be so included;

                  (ii) In the case of any Subsequent Offering, (a) the securities sought to be included in such offering by the Company for its own account shall have priority for inclusion over any Registrable Securities held by the Holders and (b) Registrable Securities held by the Holders may be excluded on a PRO RATA basis with all other Persons seeking inclusion of securities in such offering pursuant to the exercise of so-called piggyback registration rights, based upon such Holder's and other Persons' relative number of securities sought to be so included; and

                  (iii) If the registration is an Incidental Registration, (a) the securities sought to be registered by the Company for its own account shall have priority for inclusion, (b) the securities sought to be registered for the account of other Persons exercising demand registration rights shall have priority for inclusion to the extent such rights require such priority and (c) Registrable Securities held by the Holders may be excluded on a PRO RATA basis with all other Persons seeking inclusion of securities in such registration pursuant to the exercise of so-called piggyback registration rights, based upon such Holder's and other Persons' relative number of securities sought to be so included.

         (h) BLACKOUT AND POSTPONEMENT. Notwithstanding anything in paragraphs
         (a), (b), and (c) of this Section 2, the Company shall have the right
         (i) to delay any registration of Registrable Securities requested pursuant to paragraph (a), (b) or (c) of this Section 2 or (ii) upon written notice to the Holders, to prohibit the Holders from selling Registrable Securities under the Initial Registration Statement, any Subsequent Registration Statement, or any Incidental Registration, in any case for up to 120 days if such


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         registration or sale, as applicable, would, in the judgment of the
         Company as reflected in an officer's certificate delivered to the Holders, require disclosures that would not be in the Company's best interest to make at such time, as applicable; PROVIDED, HOWEVER, that (i) the Initial Registration Statement and the Initial Offering shall not be delayed or blacked-out for more than 120 days in the aggregate and (ii) registrations other than the Initial Registration Statement shall not be delayed and/or sale prohibitions relating to offerings other than the Initial Offering shall not be in effect pursuant to the provisions of this paragraph (h) for more than 270 days during any period of 365 days. The time period during which any sale prohibition relating to the Initial Registration Statement or a Subsequent Registration Statement is in effect under this Section 2(h) shall be added to the time period for which the Initial Registration Statement or a Subsequent Registration Statement, as the case may be, is otherwise required to remain effective under this Agreement.

3.       REGISTRATION PROCEDURES.

         (a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in
         Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become and remain effective;

                  (ii) permit any Holder which, in the reasonable judgment of the Holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included and which is not reasonably objected to by the Company and its counsel;

                  (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 60 days after such registration statement becomes effective (in the case of the Initial Registration Statement or a Subsequent Registration Statement);

                  (iv) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus


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                  and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request in order to facilitate the distribution of such Registrable Securities;

                  (v) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be customary in similar offerings to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (v) be obligated to be so qualified, or (b) subject itself to taxation in any such jurisdiction.

                  (vi) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the intended disposition of such Registrable Securities;

                  (vii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

                  (viii) furnish to the Holders of Registrable Securities to be sold under such registration statement an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (ii) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express


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                  no opinion as to financial statements and related schedules and other projected financial or statistical data contained therein); (iii) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; and (v) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto or to be filed as exhibits to the registration statement which are not described and filed as required. Such counsel shall also opine that, in the course of assisting the Company in preparing the Registration Statement, nothing has come to their attention that would cause them to believe that the Registration Statement (excluding the financial and statistical information contained therein) contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

                  (ix) furnish to the Holders of Registrable Securities to be sold under the Registration Statement a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders may reasonably request.

                  (x) immediately notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material


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                  fact or omit to state a material fact required to be stated
                  therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (xi) otherwise use all reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least two business days prior to the filing thereof to the extent reasonably possible;

                  (xii) provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (xiii) use all reasonable best efforts to cause to be quoted or listed all Registrable Securities covered by such registration statement on NASDAQ and any securities exchange on which any of the Registrable Securities are then quoted or listed;

                  (xiv) confer with the Stockholders' Representative as to mutually beneficial and appropriate time to schedule the Initial Offering and the first Subsequent Offering and make available the Company's management to participate in roadshow presentations and conference calls with respect to such offerings; and

                  (xv) confer with the Stockholders' Representative as to mutually beneficial and appropriate time to schedule any other underwritten offerings of Company Common Stock that will include Registrable Securities and use all reasonable best efforts to work with the Stockholders' Representative to schedule such offerings so that the Company's management will be able to participate in roadshow presentations and conference calls with respect to any additional Subsequent Offerings in excess of $100 million, the availability of its senior management, however, being subject to conflicting business necessities.

         (b) As a condition to the Company's obligation under this Section with respect to any Holder, the Company may require such Holder of Registrable Securities to be sold under such registration statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding such Holder and the


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         distribution of such securities as the Company may from time to time reasonably request in writing.

         (c) Each Holder, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in subdivision (a)(x) of this Section 3, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(x) of this Section 3 and, if so directed by the Company, will deliver to the Company all copies (other than permanent file copies), then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision
         (a)(iii) of this Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(x) of this Section 3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision
         (a)(x) of this Section 3.

4.       UNDERWRITTEN OFFERINGS.

         (a) UNDERWRITTEN OFFERING. In connection with any underwritten offering pursuant to a registration under Section 2, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to all Holders requesting such registration and such underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. Each such Holder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each such Holder. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and its intended method of distribution and any other representation required by law.


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         (b) SELECTION OF UNDERWRITERS. The Company shall select its customary underwriter or, alternatively, an underwriting firm of national reputation, with expertise in comparable offerings by companies engaged in businesses similar to that of the Company that is reasonably satisfactory to the Stockholders' Representative, for the Initial Offering, any Subsequent Offering and any underwritten offering pursuant to an Incidental Registration.

         (c) HOLDBACK AGREEMENTS. Each Holder agrees, if required by the managing underwriter in any offering, not to effect any public sale or distribution of Registrable Securities (other than sales pursuant to the Initial Registration Statement), any sale or distribution thereof pursuant to Rule 144 or 145 under the Securities Act, or any short sale thereof or any transaction or series of transactions having a substantially similar economic effect during the period beginning, in the case of the Initial Registration Statement, on the date hereof and ,in the case of each Subsequent and Incidental Registration, beginning seven days prior to the effective date of such registration statement, and ending on the date 180 days after the Initial Registration Statement, any Subsequent Registration Statement or any Incidental Registration Statement shall have been declared effective, PROVIDED that in the event the Initial Registration Statement shall not have been declared effective within 30 days following the Closing Date and a majority-in-interest of the Holders participating in the Initial Offering shall have voted to be released, in whole or in part, from such restrictions, all of the Holders shall be released, in whole or in part, as so determined, from such restrictions with respect to the Initial Offering. In addition, if (i) the gross proceeds to the Holders in the Initial Offering are less than $150 million and a majority-in-interest of the Holders participating in such offering vote to be released, in whole or in part, from the restrictions contained in the preceding sentence or (ii) the gross proceeds to the Holders in any Subsequent Offering are less than $30 million and a majority-in-interest of all Holders of Registrable Securities vote to be released, in whole or in part, from the restrictions contained in the preceding sentence then all Holders shall be released from the restrictions contained in the preceding sentence with respect to such offering, in whole or in part, as so determined.

5.       PREPARATION, REASONABLE INVESTIGATION.

                  In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Stockholders' Representative, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least 5 business days prior to the filing thereof with the Commission, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the

         Securities Act.

6.       INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration under the Securities Act pursuant to Section 2 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party specifically for use therein.

         (b) INDEMNIFICATION BY THE HOLDERS. The Company may require, as a condition to including any Registrable Securities of any Holder in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking reasonably satisfactory to it from such Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, and only to the extent that, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such Holder specifically for use therein; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this
         Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) OTHER INDEMNIFICATION. Indemnification substantially equivalent to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

         (e) INDEMNIFICATION PAYMENT. The indemnification required by this
         Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f) SURVIVAL OF OBLIGATIONS. The obligations of the Company and of the Holders under this Section 6 shall survive the completion of any offering of Registrable Securities under this Agreement.

         (g) CONTRIBUTION. If the indemnification provided for in this Section
         6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 6. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.       COVENANTS RELATING TO RULE 145.

                  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:

         (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date of the Closing;

         (b) to use all reasonable best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended; and

         (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

8.       OTHER REGISTRATION RIGHTS.

                   The Company represents and warrants that it has not granted any registration rights to any Person other than as described pursuant to the Merger Agreement. The Company shall not grant to any Person any registration rights inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

9.       MISCELLANEOUS.

         (a) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

         (b) NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States first class mail, postage prepaid, and to the parties hereto at the following address or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                   (i)     if to the Company, addressed to:

                           NEXTLINK Communications, Inc.
                           Bellevue, WA 98004
                           Attention: General Counsel
                           Facsimile No.: 425-519-8997

                  and

                           NEXTLINK Communications, Inc.
                           1730 Rhode Island Avenue, N.W.
                           Washington, D.C. 20036
                           Attention: Corporate Counsel
                           Facsimile No.: 202-721-0995

                  with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019-6099

                           Attention:  Bruce R. Kraus, Esq.
                           Facsimile No.: 212-728-8111

                  (ii)     if to the Stockholders' Representative, addressed to:

                           Thomas H. Jones
                           WNP Communications, Inc.
                           400 Balbion Drive
                           Earlysville, Virginia 22936-9680
                           Facsimile No.: 804-964-1021

                  (iii) if to the Holders, addressed to them at the addresses they have provided to the Company.

                           with a copy to:

                           Edwards & Angell, LLP
                           101 Federal Street
                           Boston, MA 02110
                           Attention:  Stephen O. Meredith, Esq.
                           Facsimile No.:  617-439-4170

     Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third business day after the mailing thereof.

         (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles thereof.

         (d) HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. Each Holder and the Stockholders' Representative agree that Section 9.14 of the Merger Agreement is hereby incorporated by reference into this Agreement, with the effect that all rights, duties and obligations of the Stockholders' Representative under said section are rights, duties and obligations of the Stockholders' Representative hereunder. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Stockholders' Representative on behalf of the Holders. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 9(e), whether or not any such Registrable Securities shall have been marked to indicate such consent.

         (f) ASSIGNABILITY. This Agreement and all of the provisions hereof will be assigned, without the consent of the Company, by any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any Registrable Security to the extent of the securities so transferred or assigned, provided that the seller, transferor or assignor does not affirmatively restrict in writing the transfer or assignment of rights hereunder with respect to such securities. However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a Holder under this Agreement unless and until either (i) such person becomes the holder of record of Series A Common Stock or (ii) the Company receives written notice of such purchase, transfer or assignment and a written agreement by the purchaser, assignee or transferee to be bound by the provisions of this Agreement.

         (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) STOCK SPLITS, ETC. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares or if the outstanding shares of Common Stock shall be combined (by reverse stock split or otherwise) into a smaller number of shares, all numbers, percentages, computations and the like in this Agreement shall be deemed modified as necessary to give appropriate effect to such subdivision or combination.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                       NEXTLINK COMMUNICATIONS, INC.

                                       BY: /S/ MARGARET MARINO
                                          --------------------------------------
                                       NAME:  MARGARET MARINO
                                       TITLE: VICE PRESIDENT


                                       THOMAS H. JONES,
                                       AS STOCKHOLDERS' REPRESENTATIVE
                                       BY: /S/ THOMAS H. JONES
                                          --------------------------------------